Prudential Adjustable Rate
Securities Fund, Inc.

Semi Annual Report

Aug. 31, 1995

(LOGO)

Prudential Adjustable Rate Securities Fund, Inc.

Performance At A Glance.

In the past six months, adjustable rate mortgage securities have enjoyed modest returns as bond yields fell. Short-term bonds are less sensitive to interest rate changes than long-term bonds, so adjustable rate securities (which generally are short-term securities) didn't appreciate as much as longer-maturities when interest rates fell. For the six-month period, the Prudential Adjustable Rate Securities Fund produced returns higher than similar adjustable rate mortgage funds, as measured by Lipper Analytical Services.

Cumulative Total Returns1                   As of 8/31/95

                                        One                   Since
                                        Year                Inception2
                Class A                5.1%                 9.9%
                Class B                5.0                  9.7
  Lipper Adj. Rate Avg3                1.3                  5.9

Average Annual Total Returns1                       As of 9/30/95

                                     One                   Since
                                    Year               Inception2
             Class A                4.7%                 2.8%
             Class B                4.8                  3.0



                                Six-Month       30-Day
                             Dividend/Share    SEC-Yield
Your
Dividend           Class A        $0.18           5.83%
As of 8/31/95      Class B        $0.18           5.37

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 1% for Class A shares.

2Inception date: 6/10/92.

3The Lipper Adjustable Rate fund average measures 72 funds for one year and 46 funds since inception.

Note: Without expense subsidies and the Fund's portfolio management fee waivers, the Fund's 1 year average annual total returns would have been lower.

How Investments Compared.
   (As of 8/31/95)

(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Barbara Kenworthy, Fund Manager

Portfolio Manager's Report

(PHOTO)

The Prudential Adjustable Rate Securities Fund seeks high current income consistent with low volatility of principal. Of course, there is no assurance the Fund will meet that objective. Under normal market conditions, at least 65% of the portfolio is in adjustable rate securities, including adjustable rate mortgages (ARMs). The Fund also invests in fixed-rate bonds, such as corporate and other debt securities. Currently, the Fund maintains a short-term effective maturity, similar to that of the one-year Treasury note.

New Manager.
Your Fund has a new portfolio manager: Barbara Kenworthy, who oversees Prudential's taxable fixed-income mutual funds and manages the $1.5 billion Prudential Government Income Fund and the new Prudential Diversified Bond Fund.

Strategy Session.
As interest rates fell earlier this year, the Fund decreased its holdings in higher-coupon adjustable rate mortgages. We were concerned because their prices can fall sharply as interest rates decline as homeowners prepay mortgages early. Instead, we lengthened maturities by purchasing variable rate notes (maturing in less than five years with interest rates fluctuating with LIBOR, the London Interbank Offered Rate) and longer maturity (5-10 years) U.S. Treasury and agency securities.

Since June, we have shifted course and have held a fairly high proportion of assets in cash. As we wrote during the summer, shareholders approved an exchange of the Fund's assets for shares of the Prudential Government Securities Trust: Short-Intermediate Term Series. At or about the time of mailing of the proxy materials, a large shareholder redeemed his shares in the Fund. Due to this circumstance, it is not clear whether the reorganization may be completed as a non-taxable event. Consequently, the closing of the transaction has been delayed. We are working with the Fund's counsel to resolve this issue and will keep you informed of our progress. In the meantime, we have elected to maintain a larger-than-usual cash holding, 25% on August 31, 1995. Although the size of this cash position has reduced the Fund's yield, it has helped protect the Fund's net asset value and allowed us to meet redemptions without having to make any asset sales.

Looking Ahead.
The economy seems to to have made a soft landing: it's growing but moderately enough to contain the threat of rising inflation. If economic growth should show signs of weakening before the year is out, the Federal Reserve may reduce short-term interest rates again. Meanwhile, we're expecting to collect just coupon income -- and perhaps a bit of price appreciation -- from bonds for most of the rest of 1995.

President's Letter                         October 11, 1995

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called Getting the Most Out of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk & Reward" as well as easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.
-------------------------------------------------------------------------------
On the Hill
As an informed investor, you should know about the "American Dream Savings Account" that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because--
    - You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;
    - All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;
    - You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be. So why not let your Senator and/or Representative know your opinion today? Simply call 202-224-3121.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of                       PRUDENTIAL ADJUSTABLE RATE
August 31, 1995 (Unaudited)                          SECURITIES FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--76.3%
------------------------------------------------------------
Adjustable Rate Mortgage Pass-Throughs--76.3%
             Federal Home Loan Mortgage
                Corporation,
    $7,855   6.813%, 8/01/24                         $  7,891,614
     5,016   7.125%, 5/01/24                            5,078,987
             Government National Mortgage
                Association,
     3,057   6.00%, 7/20/25                             3,050,242
             Resolution Trust Corporation,
     7,278   7.155%, 12/25/20                           7,337,482
                                                     ------------
             Total Adjustable Rate Mortgage
                Pass-Throughs
                (cost $23,293,403)                     23,358,325
                                                     ------------
             Total long-term investments
                (cost US$23,293,403)                   23,358,325
                                                     ------------
Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTSMENTS--25.0%
------------------------------------------------------------
Repurchase Agreement--25.0%
    $7,672   Joint Repurchase Agreement Account,
                5.52%, 9/1/95
                (cost US$7,672,000; Note 5)          $  7,672,000
------------------------------------------------------------
Total Investments--101.3%
             (cost US$30,965,403; Note 4)              31,030,325
             Liabilities in excess of other
                assets--(1.3%)                          (391,696)
                                                     ------------
             Net Assets--100%                        $ 30,638,629
                                                     ------------
                                                     ------------

-------------------------------------------------------------------------------
2                                            See Notes to Financial Statements.

                                                    PRUDENTIAL ADJUSTABLE RATE
Statement of Assets and Liabilities (Unaudited)     SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Assets
                                 August 31, 1995

                                 ---------------
Investments, at value (cost
$30,965,403)..................................................................
      $31,030,325
Interest
receivable...................................................................
 ....................            140,669
Deferred expenses and other
assets........................................................................
           66,847

                                 ---------------
   Total
assets.......................................................................
 ....................         31,237,841

                                 ---------------
Liabilities
Payable for Fund shares
reacquired...................................................................
 .....            401,755
Accrued
expenses.....................................................................
 .....................            152,425
Dividends
payable......................................................................
 ...................             31,716
Due to
Manager......................................................................
 ......................             13,316

                                 ---------------
   Total
liabilities..................................................................
 ....................            599,212

                                 ---------------
Net
Assets.......................................................................
 .........................        $30,638,629

                                 ---------------

                                 ---------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .........        $     3,191
   Paid-in capital in excess of
par.......................................................................
    39,034,194

                                 ---------------

                                    39,037,385
   Undistributed net investment
income....................................................................
       170,790
   Accumulated net realized loss on
investments...........................................................
(8,634,468)
   Net unrealized appreciation on
investments.............................................................
      64,922

                                 ---------------
Net assets, August 31,
1995.........................................................................
 ......        $30,638,629

                                 ---------------

                                 ---------------
Class A:
   Net asset value and redemption price per share
      ($30,511,667 / 3,178,077 shares of common stock issued and
outstanding).............................                $9.60
   Maximum sales charge (1.0% of offering
price)..........................................................
   .10
   Maximum offering price to
public.......................................................................
              $9.70
Class B:
   Net asset value, offering price and redemption price per share
      ($126,962 / 13,180 shares of common stock issued and
outstanding)...................................                $9.63

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

PRUDENTIAL ADJUSTABLE RATE                   PRUDENTIAL ADJUSTABLE RATE
SECURITIES FUND, INC.                        SECURITIES FUND, INC.
Statement of Operations                      Statement of Changes in Net Assets
(Unaudited)                                  (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                   August 31,
Net Investment Income                                 1995
                                                   ----------
Income
   Interest.....................................   $1,452,725
                                                   ----------
Expenses
   Management fee...............................      123,117
   Distribution fee--Class A, net of waiver of
      $122,484..................................           --
   Distribution fee--Class B, net of waiver of
      $1,267....................................           --
   Custodian's fees and expenses................       86,000
   Registration fees............................       42,000
   Directors' fees..............................       24,000
   Amortization of deferred organization
      expenses..................................       18,000
   Audit fee....................................       18,000
   Transfer agent's fees and expenses...........       17,000
   Reports to shareholders......................       10,000
   Legal fees...................................        5,000
   Insurance expense............................        1,000
   Miscellaneous................................        2,212
                                                   ----------
      Total expenses............................      346,329
                                                   ----------
Net investment income...........................    1,106,396
                                                   ----------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on:
   Investment transactions......................      357,093
   Short sales..................................       15,213
                                                   ----------
                                                      372,306
                                                   ----------
Net change in unrealized
   appreciation/depreciation on:
   Investments..................................     (249,888)
   Short sales..................................       89,405
                                                   ----------
                                                     (160,483)
                                                   ----------
Net gain on investments.........................      211,823
                                                   ----------
Net Increase in Net Assets
Resulting from Operations.......................   $1,318,219
                                                   ----------
                                                   ----------

                                      Six Months
                                         Ended       Year Ended
Increase (Decrease)                   August 31,     February 28,
in Net Assets                            1995           1995
                                      -----------    -----------
Operations
   Net investment income............  $ 1,106,396    $ 3,325,604
   Net realized gain (loss) on
      investment transactions.......      372,306     (1,986,044)
   Net change in unrealized
      appreciation/(depreciation) on
      investments...................     (160,483)       551,626
                                      -----------    -----------
   Net increase in net assets
      resulting from operations.....    1,318,219      1,891,186
                                      -----------    -----------
   Net equalization (debits)........       (9,162)            --
                                      -----------    -----------
Dividends and distributions (Note 1)
   Dividends to shareholders from
      net investment income
      Class A.......................     (921,730)    (3,246,500)
      Class B.......................       (4,714)       (79,104)
                                      -----------    -----------
                                         (926,444)    (3,325,604)
                                      -----------    -----------
   Distributions to shareholders in
      excess of net investment
      income
      Class A.......................           --       (100,808)
      Class B.......................           --         (6,354)
                                      -----------    -----------
                                               --       (107,162)
                                      -----------    -----------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares sold....      721,933      2,804,234
   Net asset value of shares issued
      to shareholders in
      reinvestment of dividends and
      distributions.................      764,091      2,778,067
   Cost of shares reacquired........  (30,686,417)   (72,756,688)
                                      -----------    -----------
   Decrease in net assets from Fund
      share transactions............  (29,200,393)   (67,174,387)
                                      -----------    -----------
Total decrease......................  (28,817,780)   (68,715,967)
Net Assets
Beginning of period.................   59,456,409    128,172,376
                                      -----------    -----------
End of period.......................  $30,638,629    $59,456,409
                                      -----------    -----------
                                      -----------    -----------

--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

                                                    PRUDENTIAL ADJUSTABLE RATE
Notes to Financial Statements (Unaudited)           SECURITIES FUND, INC.
--------------------------------------------------------------------------------
The Prudential Adjustable Rate Securities Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on December 23, 1991 and had no operations until the issuance of 5,000 shares of Class A common stock and 5,000 shares of Class B common stock for $100,000 on May 1, 1992 to Prudential Mutual Fund Management, Inc. (``PMF''). Investment operations commenced on June 10, 1992. The Fund's investment objective is high current income consistent with low volatility of principal by investing primarily in adjustable rate securities, including mortgage-backed securities issued or guaranteed by private institutions or the U.S. Government, its agencies or instrumentalities, asset-backed securities and corporate and other debt obligations, which have interest rates which reset at periodic intervals.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund values portfolio securities on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. If market quotations are not readily available, a security is valued at fair value as determined under procedures established by the Board of Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian, or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of
the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes
a
short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund declares daily and pays dividends monthly from net investment income. Net capital gains, if any, will be distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to dividends in excess of net investment income.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A. Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended February 28, 1995, the Fund reclassed $208,058 of dividends in excess of net investment income to paid-in capital from accumulated distributions in excess of net investment income. Net investment income, net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------

                                                    PRUDENTIAL ADJUSTABLE RATE
Notes to Financial Statements (Unaudited)           SECURITIES FUND, INC.
--------------------------------------------------------------------------------
Deferred Organization Expenses: Approximately $162,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PMF. Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI'') which acts as distributor of the Class B shares of the Fund (collectively the ``Distributors''). To reimburse the Distributors for their expenses incurred in distributing and servicing the Fund's Class A and B shares, the Fund, pursuant to plans of distribution, pays the Distributors a reimbursement, accrued daily and payable monthly.
Pursuant to the Class A Plan, the Fund may reimburse PMFD for its expenses with respect to Class A shares, at an annual rate of up to .50 of 1% of the average daily net asset value of the Class A shares. PMFD pays various broker-dealers, including PSI and Pruco Securities Corporation (``Prusec''), affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers. PMFD has waived, temporarily and voluntarily, all payments to it
under the Class A Plan. The amount of fees waived for the six months ended August 31, 1995, amounted to $122,484 ($0.3 per Class A share; 0.005% (annualized) of Class A average net assets).
Pursuant to the Class B Plan, the Fund reimburses PSI for its distribution-related expenses with respect to Class B shares at an annual rate of up to 1% of the average daily net assets of the Class B shares. PSI has waived, temporarily and voluntarily, all payments to it under the Class B Plan. The amount of fees waived for the six months ended August 31, 1995 amounted to $1,267.
The Class B distribution expenses include commission credits for payments of commissions and account servicing fees to financial advisers and an allocation for overhead and other distribution-related expenses, interest and/or carrying charges, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of shares.
PMFD has advised the Fund that it has received approximately $82,600 in front-end sales charges resulting from sales of Class A shares during the six months ended August 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
With respect to the Class B Plan, at any given time, the amount of expenses incurred by PSI in distributing the Fund's shares and not recovered through the imposition of contingent deferred sales charges in connection with certain redemptions of shares may exceed the total payment made by the Fund pursuant to the Class B Plan. PSI advised the Fund that for the six months ended August 31, 1995, it received approximately $800 in contingent deferred sales charges imposed upon certain redemptions by investors. PSI, as distributor, has also advised the Fund that at August 31, 1995, the amount of distribution expenses incurred by PSI and not yet reimbursed by the Fund or recovered through contingent deferred sales charges approximated $11,300. This amount may be recovered through future payments under the Class B Plan or contingent deferred sales charges.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the six months ended August 31, 1995, the Fund incurred fees of approximately $12,300 for the services of PMFS. As of August 31, 1995, approximately $1,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
6
                                                    PRUDENTIAL ADJUSTABLE RATE
Notes to Financial Statements (Unaudited)           SECURITIES FUND, INC.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31, 1995 were $58,763,381 and $76,325,223, respectively.
The federal income tax basis of the Fund's investments at August 31, 1995 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $64,922 (gross unrealized appreciation--$125,431; gross unrealized depreciation--$60,509).
For federal income tax purposes, the Fund has a capital loss carryforward as of February 28, 1995 of approximately $8,597,700 of which $3,282,600 expires in 2002 and $5,315,100 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
The Fund will elect to treat net capital losses of approximately $409,000 incurred in the four month period ended February 28, 1995 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of August 31, 1995, the Fund has a 0.95% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $7,672,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Barclays de Zoete, 5.85%, in the principal amount of $100,000,000 repurchase price $100,016,250, due 9/1/95. The Value of the collateral including accrued interest is $102,000,840.
Bear, Stearns & Co., 5.82%, in the principal amount of $240,000,000 repurchase price $240,038,800, due 9/1/95. The Value of the collateral including accrued interest is $245,325,326.
BT Securities Corp., 5.80%, in the principal amount of $40,000,000, repurchase price $40,006,444, due 9/1/95. The Value of the collateral including accrued interest is $40,859,047.
CS First Boston, 5.81%, in the principal amount of $240,000,000 repurchase price $240,038,733, due 9/1/95. The Value of the collateral including accrued interest is $244,888,109.
Goldman Sachs & Co., 5.80%, in the principal amount of $88,139,000, repurchase price $88,153,200, due 9/1/95. The Value of the collateral including accrued interest is $89,901,854.
Smith Barney Inc., 5.82%, in the principal amount of $100,000,000, repurchase price $100,016,167, due 9/1/95. The Value of the collateral including accrued interest is $102,000,070.
------------------------------------------------------------
Note 6. Capital
The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 1.0%. Class B shares are sold with a contingent deferred sales charge of 1.0% if they are redeemed within one year of purchase. Class B shares will be automatically converted into Class A shares after the one-year contingent deferred sales charge period has expired. Both classes of shares have equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.
There are 2 billion authorized shares of $.001 par value common stock divided into two classes, designated Class A and Class B common stock, each of which consists of 1 billion authorized shares. Of the 3,191,257 shares issued and outstanding at August 31, 1995, PMF owned $10,015 Class A shares.
Transactions in shares of common stock were as follows:

Class A                                Shares          Amount
-----------------------------------  -----------    ------------
Six months ended August 31, 1995:
Shares sold........................       72,265    $    698,728
Shares issued in reinvestment of
  distributions....................       79,199         760,948
Shares reacquired..................   (3,117,830)    (30,037,931)
                                     -----------    ------------
Net decrease in shares
  outstanding......................   (2,966,366)   $(28,578,255)
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------

                                                   PRUDENTIAL ADJUSTABLE RATE
Notes to Financial Statements (Unaudited)          SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Class A                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended February 28, 1995:
Shares sold........................      228,976    $  2,205,352
Shares issued in reinvestment of
  distributions....................      285,589       2,710,958
Shares reacquired..................   (7,570,166)    (71,826,463)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................   (7,055,601)    (66,910,153)
Shares issued upon conversion from
  Class B..........................      447,807       4,242,531
                                     -----------    ------------
Net decrease in shares
  outstanding......................   (6,607,794)   $(62,667,622)
                                     -----------    ------------
                                     -----------    ------------
Class B
-------
Six months ended August 31, 1995:
Shares sold........................        2,399    $     23,205
Shares issued in reinvestment of
  distributions....................          326           3,143
Shares reacquired..................      (67,403)       (648,486)
                                     -----------    ------------
Net decrease in shares
  outstanding......................      (64,678)   $   (622,138)
                                     -----------    ------------
                                     -----------    ------------
Year ended February 28, 1995:
Shares sold........................       62,621    $    598,882
Shares issued in reinvestment of
  distributions....................        7,031          67,109
Shares reacquired..................      (95,108)       (930,225)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................      (25,456)       (264,234)
Shares reacquired upon conversion
  into Class A.....................     (446,322)     (4,242,531)
                                     -----------    ------------
Net decrease in shares
  outstanding......................     (471,778)   $ (4,506,765)
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
8

                                             PRUDENTIAL ADJUSTABLE RATE
Financial Highlights (Unaudited)             SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Class A                                 Class B

-------------------------------------------------------------     ----------

                      June 10,
                                                  Six Months         Year
       Year           1992(a)        Six Months
                                                    Ended           Ended
      Ended           through          Ended
                                                  August 31,     February 28,
   February 28,     February 28,     August 31,
                                                     1995            1995
       1994             1993            1995
                                                  ----------     ------------
   ------------     ------------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $   9.55        $   9.63
     $   9.94         $  10.00        $   9.59
                                                   ----------    ------------
    ------------     ------------     ----------
Income from investment operations
Net investment income(c)......................          .18             .36
         0.41             0.35             .18
Net realized and unrealized gain/loss on
  investment transactions.....................          .05            (.07)
        (0.29)           (0.05)            .04
                                                   ----------    ------------
    ------------     ------------     ----------
   Total from investment operations...........          .23             .29
         0.12             0.30             .22
                                                   ----------    ------------
    ------------     ------------     ----------
Less distributions
Dividends from net investment income..........         (.18)           (.35)
        (0.41)           (0.35)           (.18)
Distributions in excess of net investment
  income......................................           --            (.01)
        (0.02)           (0.01)             --
                                                   ----------    ------------
    ------------     ------------     ----------
   Total distributions........................         (.18)           (.36)
        (0.43)           (0.36)           (.18)
                                                   ----------    ------------
    ------------     ------------     ----------
Contingent deferred sales charges rebated.....           --              --
           --               --              --
                                                   ----------    ------------
    ------------     ------------     ----------
Net asset value, end of period................     $   9.60        $   9.55
     $   9.63         $   9.94        $   9.63
                                                   ----------    ------------
    ------------     ------------     ----------
                                                   ----------    ------------
    ------------     ------------     ----------
TOTAL RETURN(d):..............................         5.13%           3.07%
         1.24%            2.92%           5.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $30,512         $58,710
     $122,860         $219,352            $127
Average net assets (000)......................      $48,727         $89,069
     $176,863         $217,329            $252
Ratios to average net assets:(c)
   Expenses, including distribution fees......         1.40%(b)        1.07%
         0.69%            0.77%(b)       1.35%(b)
   Expenses, excluding distribution fees......         1.40%(b)        1.07%
         0.63%            0.27%(b)       1.35%(b)
   Net investment income......................         4.48%(b)        3.65%
         4.29%            4.81%(b)       4.41%(b)
Portfolio turnover rate.......................          304%            268%
          130%             45%            304%
---------------

     June 10,
                                                    Year             Year
     1992(a)
                                                   Ended            Ended
     through
                                                February 28,     February 28,
   February 28,
                                                    1995             1994
       1993
                                                ------------     ------------
   ------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 9.67          $   9.94
     $  10.00
                                                    -----            ------
       ------
Income from investment operations
Net investment income(c)......................        .36              0.41
         0.31
Net realized and unrealized gain/loss on
  investment transactions.....................       (.08)            (0.29)
        (0.05)
                                                    -----            ------
       ------
   Total from investment operations...........        .28              0.12
         0.26
                                                    -----            ------
       ------
Less distributions
Dividends from net investment income..........       (.33)            (0.41)
        (0.31)
Distributions in excess of net investment
  income......................................       (.03)            (0.01)
        (0.01)
                                                    -----            ------
       ------
   Total distributions........................       (.36)            (0.42)
        (0.32)
                                                    -----            ------
       ------
Contingent deferred sales charges rebated.....         --               .03
           --
                                                    -----            ------
       ------
Net asset value, end of period................     $ 9.59          $   9.67
     $   9.94
                                                    -----            ------
       ------
                                                    -----            ------
       ------
TOTAL RETURN(d):..............................       2.96%             1.58%
         2.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............       $746            $5,312
      $38,766
Average net assets (000)......................     $2,279           $19,742
      $33,895
Ratios to average net assets:(c)
   Expenses, including distribution fees......       1.03%             0.75%
         1.27%(b)
   Expenses, excluding distribution fees......       1.03%             0.63%
         0.27%(b)
   Net investment income......................       3.47%             4.23%
         4.31%(b)
Portfolio turnover rate.......................        268%              130%
          45%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of management fee and/or distribution fee waivers.
(d) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
9

Getting The Most From Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services.
-------------------------------------------------------------------------------
There's No Reward Without Risk; But Is This Risk Worth It?
Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
-------------------------------------------------------------------------------
Keeping Up With The Joneses.
A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.
-------------------------------------------------------------------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Directors
Edward D. Beach
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Thomas A. Owens, Jr.
Richard A. Redeker
Stanley E. Shirk

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292


Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Shereff, Friedman, Hoffman & Goodman LLP
919 Third Avenue
New York, NY 10022

The accompanying financial statements as of August 31, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852


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